1290 Funds®

1290 SmartBeta Equity Fund – Class A (TNBAX), I (TNBIX) and R (TNBRX) Shares

Supplement Dated November 20, 2018 to the Summary Prospectus Dated March 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of 1290 SmartBeta Equity Fund (“Fund”), a series of 1290 Funds (“Trust”) dated March 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@mediantonline.com, or you can view, print, and download a copy of these documents at the Trust’s website at www.1290Funds.com.

The purpose of this Supplement is to provide you with information regarding portfolio managers changes with respect to the 1290 SmartBeta Equity Fund (the “Fund”):

Information Regarding

1290 SmartBeta Equity Fund

Kevin Chen no longer serves as a member of the team that is jointly and primarily responsible for the securities selection, research and trading for the Fund.

References to Kevin Chen contained in the section of the Summary Prospectus entitled “Who Manages the Fund — Sub-Adviser: Rosenberg Equities” are hereby deleted in their entirety.

The table in the section of the Summary Prospectus entitled “Who Manages the Fund — Sub-Adviser: Rosenberg Equities” is amended to include the following information:

Name	Title	Date Began Managing the Portfolio
Anubhuti Gupta	Director of Asia and Head of Portfolio Management for Asia	September 2018

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